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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2005
                                                         ----------------


                             R. G. BARRY CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                          1-8769                       31-4362899
------------------              -----------------            -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                            -------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 -- OTHER EVENTS

Item 8.01         Other Events.
---------         ------------

         On December 1, 2005, R. G. Barry Corporation (the "Company") issued a news release announcing that its common shares had been approved for listing on the American Stock Exchange. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01         Financial Statements and Exhibits.
---------         ---------------------------------

         (a)      Financial statements of business acquired.
                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.   Description
                  -----------   -----------
                       99       News Release of R. G. Barry Corporation Dated
                                December 1, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    R. G. BARRY CORPORATION


December 1, 2005                    By:      /s/ Daniel D. Viren
                                        ------------------------
                                        Daniel D. Viren
                                        Senior Vice President -- Finance, Chief
                                        Financial Officer and Secretary








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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 1, 2005

                             R. G. Barry Corporation



    Exhibit No.      Description
    -----------      -----------
        99           News Release of R. G. Barry Corporation Dated
                     December 1, 2005